                            SCHEDULE 14a INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant
Filed by a Party other than the Registrant |_|

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                         HI-SHEAR TECHNOLOGY CORPORATION
                         -------------------------------
                (Name of Registrant as Specified In Its Charter)

     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)      Title of each class of securities to which transaction applies:

                 --------------------------------------------------------------
         2)      Aggregate number of securities to which transaction applies:

                 --------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                 --------------------------------------------------------------
         4)      Proposed maximum aggregate value of transaction:

                 --------------------------------------------------------------
         5)      Total fee paid:

                 --------------------------------------------------------------

   [ ] Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Dated Filed:

[HI-SHEAR LOGO HERE]

                         HI-SHEAR TECHNOLOGY CORPORATION
                              24225 Garnier Street
                         Torrance, California 90505-5355

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 30, 2008

                            ------------------------

         The Annual Meeting of Stockholders of HI-SHEAR TECHNOLOGY CORPORATION will be held on October 30, 2008 at 10:00 a.m., at the Company's facility, 24225 Garnier Street, Torrance, California, to consider and act upon the following matters:

         1. The election of directors;
         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on August 29, 2008, are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment thereof.

                                             By Order of the Board of Directors,

                                             /s/ Linda A. Nespole
                                             -----------------------------------
                                             Linda A. Nespole
                                             Corporate Secretary

Torrance, California
August 29, 2008


================================================================================

                                    IMPORTANT
                                    ---------

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.

================================================================================

                         HI-SHEAR TECHNOLOGY CORPORATION
                              24225 GARNIER STREET
                         TORRANCE, CALIFORNIA 90505-5355


                         ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 30, 2008

                                 PROXY STATEMENT

                               GENERAL INFORMATION

         This Proxy Statement is furnished by the Board of Directors of Hi-Shear Technology Corporation ("Hi-Shear" or the "Company"), a Delaware corporation, to be used in voting at the Annual Meeting of Stockholders and at any adjournment of such meeting (the "Annual Meeting"). The Annual Meeting will be held at 10:00 a.m., local time, October 30, 2008 at the Company's facility, 24225 Garnier Street, Torrance, California. The Annual Meeting is being held for the purpose set forth in the accompanying Notice of Annual Meeting of Stockholders. The Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting of Stockholders are provided to stockholders beginning on or about September 15, 2008.


                       RECORD DATE AND OUTSTANDING SHARES

         The record date for determining stockholders entitled to vote at the Annual Meeting is the close of business on August 29, 2008 (the "Record Date"), at which time the Company had issued and outstanding approximately 6,817,541 shares of $.001 par value common stock (the "Common Stock"). Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter presented.


                         QUORUM AND VOTING REQUIREMENTS

         The presence at the Annual Meeting of Stockholders, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. Each share of Common Stock held of record on the Record Date is entitled to one vote on each matter to be considered at the Annual Meeting, except that stockholders may cumulate their votes for the election of directors. In order to cumulate votes for a nominee, (i) the nominee's name must have been properly placed in nomination prior to the voting; and (ii) a stockholder must have given notice at the Annual Meeting, prior to the voting, of such stockholder's intention to cumulate votes. If any one stockholder gives such notice, all stockholders may cumulate their votes. Under cumulative voting, each shareholder may cast a total number of votes equal to the number of directors to be elected at the Annual Meeting (i.e., four) multiplied by the number of shares owned by the stockholder as of the record date. This total number of votes may be cast in any manner the stockholder chooses: the votes may be cast for one nominee, divided among two or more of the nominees or divided equally among the five nominees. The election of directors requires the affirmative vote of holders representing a majority of the outstanding shares of Common Stock present in person or by proxy at a meeting at which a quorum is present.

         Shares of Common Stock represented by all properly executed proxies received in time for the Annual Meeting will be voted, unless revoked, in accordance with the choices specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares will be voted FOR the election of the nominees named in this Proxy Statement as directors. If there is cumulative voting, unless otherwise specifically instructed, the proxy holders intend to distribute the total number of votes represented by each proxy among the director nominees in their discretion in such proportion as they deem appropriate. Representatives of the Company's transfer agent will assist the Company in the tabulation of the votes. Abstentions and broker non-votes are counted as shares represented at the meeting and entitled to vote for purposes of determining a quorum. Abstentions will have the same legal effect as a vote "against" election of the directors. With respect to any proposal that a broker has discretion to act upon in the absence of voting instructions from the beneficial owner, the broker may vote such shares absent specific voting instructions. Therefore, with respect to the election of directors, with respect to which brokers have the discretionary power to vote, brokers may vote such shares absent specific voting directions from the beneficial owners of such shares.

         The giving of the enclosed proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to the Secretary of the Company that the proxy is revoked. A proxy may also be revoked by presenting to the Company a later-dated proxy executed by the person executing the prior proxy, or by attending the Annual Meeting and voting in person.


                               DISSENTERS' RIGHTS

         Under Delaware law, stockholders are not entitled to any dissenters' rights with respect to the election of directors.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the ownership of the Common Stock as of August 29, 2008, by (i) each person known to the Company to own beneficially more than 5% of the outstanding shares of the Common Stock, (ii) each director, including the nominees for director, and each named executive officer, and (iii) all executive officers and directors as a group:

                                                                          Percentage of
                                            Shares of Common Stock         Outstanding
                                              Beneficially Owned        Common Stock (2)
                                              ------------------        ----------------

George W. Trahan (1) ...................            2,479,454                  36.3
Thomas R. Mooney (1) ...................            1,973,962                  29.0
All executive officers and directors
      as a group (2 persons) ...........            4,453,416                  65.3

----------------
*Less than 1% of the outstanding shares of Common Stock
   (1) The address for each of the named persons is c/o Hi-Shear Technology Corporation, 24225 Garnier Street, Torrance, CA 90505-5355. The named persons possess sole voting and investment power with respect to the shares listed (except to the extent authority is shared with spouses under applicable law).
   (2) Based on approximately 6,817,541 shares of Common Stock outstanding as of May 31, 2008.

                              ELECTION OF DIRECTORS

DIRECTORS

         The Bylaws of the Company authorize the Board of Directors to fix the number of directors up to a maximum of seven (7) directors. The Board of Directors has currently fixed the number of directors at five (5), all of who will be elected at the Annual Meeting of Stockholders. Shares of Common Stock cannot be voted for more than five (5) directors and each director will be elected at the Annual Meeting to hold office until the next Annual Meeting until their respective successors have been duly elected and qualified.

         All of the five (5) nominees for election to the Board of Directors are members of the current Board of Directors. Each of the nominees has consented to be named in this Proxy Statement and to continue to serve as a director if elected. However, should any nominee named herein for the office of director become unable or unwilling to accept nomination or election, the Board of Directors may recommend and nominate another person in the place and instead of such person. The Board of Directors has no reason to believe that any substitute nominee will be required. Unless otherwise directed, the persons named in the accompanying proxy will vote the shares represented only for the election as directors of the five (5) nominees named below.

Name                  Age     Tenure
----                  ---     ------
George W. Trahan      60      President since June 1998, Chief Executive Officer
                                 and Chairman of the Board since April 2000
Thomas R. Mooney      71      Co-Chairman of the Board and Director since
                                 February 2000
Jack Bunis            73      Director since September 1996
Lawrence Moreau       65      Director since July 2008
John Zaepfel          72      Director since October 2007

George W. Trahan

President, Chief Executive Officer and Chairman of the Board of the Company. In April 2000 the Board of Directors appointed Mr. Trahan Chief Executive Officer and Chairman. Mr. Trahan joined the Company as Vice President in July 1990 and was elected Executive Vice President from 1993 until his election as President in June 1998. Mr. Trahan has served as a Director of the Company since 1993. Before joining the Company, he served as Vice President of Cherry Textron, a leading supplier of fasteners to the commercial aerospace and automobile market from 1985 to 1990. From 1978 to 1985, Mr. Trahan served as Group Controller at the corporate headquarters of Textron Inc. advising management regarding strategic planning, capital investment and acquisitions. Prior to that, he served as Manager of Corporate Audit for Textron's international operations and also served as an engineer at Texas Instruments Incorporated. Mr. Trahan received his Bachelor of Science in Industrial Engineering from Clarkson University and attended the Harvard Advanced Management Program.

Thomas R. Mooney

Co-chairman of the Board of the Company. Mr. Mooney retired from active employment and as Chief Executive Officer in February 2000. Mr. Mooney served as Chief Executive Officer and Chairman of the Board from June 1994 until February 2000. Mr. Mooney served as President of the Company from March 1988 until June 1998. Mr. Mooney served as Vice President of Programs at Quantic Industries, a component supplier and subsystems manufacturer in the ordnance and electronics business, from 1982 to 1988. After retiring from the U.S. Army as a Lieutenant Colonel in 1979, Mr. Mooney served as a Program Manager for Thiokol Corporation. He is a graduate of the U.S. Military Academy and holds a Masters of Science in Physics from Penn State University and a Masters of Business Administration from Old Dominion University.

Jack Bunis

Director. Mr. Bunis became a Director in September 1996. He is currently the Founder and Principal of a management consulting firm, Bunis & Associates. Mr. Bunis was the Chairman, President, and Chief Executive Officer of Cair Systems, Inc., an Orange County, California based provider of information and automation services to the insurance and health care industries from 1988 to 1995. Previously, Mr. Bunis held the position of Senior Vice President and Chief Operating Officer at Mitchellmatix, a division of Cordura Corporation.

Lawrence Moreau

Director. Mr. Moreau became a Director in July 2008. He has spent over thirty years in public accounting, venture capital, and investment banking. Mr. Moreau was the founder of Moreau and Company, Inc. Prior to founding his own firm, Mr. Moreau was a Board member and the licensed Financial Principal for H.J. Meyers & Co., a NYSE investment banking firm. In this capacity, in addition to overseeing the financial operations of the firm, he participated in numerous public and private offerings of securities for companies in a variety of industries.

John Zaepfel

Director. Mr. Zaepfel joined the Hi-Shear Board in October 2007. He spent fifteen years as a CEO, founding CPG International as an outgrowth of a successful leveraged buy out. Companies in that group included Chartpak, Pickett Industries, Clearprint, Planhold, and Grumbacher. Before forming CPG, Mr. Zaepfel was President and CEO of Chartpak and Pickett Industries, wholly owned subsidiaries of Times Mirror.

         The Board of Directors meets during the Company's fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. Mr. Moreau was not a member of the Board during the 2008 fiscal year. The Board of Directors met five (5) times and acted by unanimous written consent two (2) times during the 2008 fiscal year. During such period, all members of the Board participated in at least 75% of all Board and applicable committee meetings.

         Out-of-state Board Members are not required to attend the Company Annual Stockholders Meeting. In fiscal 2008, all members of the Board of Directors, except Mr. Mooney, were present at the annual Stockholders Meeting.

         Any shareholder can communicate with the Board of Directors by means of U.S. mail or e-mail to investor@hstc.com. All correspondence via U.S. mail shall be mailed to the Company address of record and to the attention of the Corporate Secretary. The Corporate Secretary is authorized to receive communications from shareholders sending correspondence to either the entire Board of Directors or an individual Director. The Corporate Secretary will forward correspondence to individual Directors either by U.S. mail or e-mail and may respond to the correspondence at the discretion of the Board or individual Director.

         The Company presently has a Code of Conduct & Business Ethics Policy and a Code of Ethics for its principal executive officer, principal financial officer and persons performing similar functions. The Code of Ethics is published on the Company's website, www.hstc.com, under Investor Information, Other Matters.

         The Company is not aware of any arrangements that may result in a change of control.


            THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR


COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has established audit, executive, compensation, stock options and nominating committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The Audit Committee, the Compensation Committee and the Nominating Committee consist of the Company's three "independent" directors, i.e., Messrs. Bunis, Moreau, and Zaepfel. Mr. Moreau was not a member of the Board during fiscal year 2008. The Executive Committee and the Stock Option Committee consists of Messrs. Trahan and Mooney. The functions of those committees, the members and the number of meetings held during the 2008 fiscal year are described below:

         AUDIT COMMITTEE. The Audit Committee approves the engagement of the firm selected to be the independent public accountants for the Company and approves all audit and permissible non-audit services. On June 12, 2000 the Board of Directors adopted a written Audit Committee Charter. The Audit Committee monitors the performance of such firm's reviews, approves the scope of the annual audit and quarterly reviews, and evaluates with the independent public accountants the Company's annual audit and quarterly and annual financial statements. The Audit Committee reviews with management the status of the internal accounting controls to evaluate any problem areas having a potential financial impact on the Company. Any potential problem areas may be brought to its attention by management, the independent public accountants or the Board of Directors and the Audit Committee evaluates all public financial reporting documents of the Company. During fiscal year 2008 Messrs. Jack Bunis and John Zaepfel comprised the Audit Committee. Both are "independent", as defined by the American Stock Exchange. The Audit Committee met thirteen (13) times during the fiscal year.

         The Board has determined that both Jack Bunis, Lawrence Moreau and John Zaepfel are financial experts and are qualified as financial experts from other relevant experience. The Directors' biography gives a description of such financial experience.

         COMPENSATION COMMITTEE AND NOMINATING COMMITTEE. The Compensation Committee is responsible for making recommendations to the Board of Directors concerning the annual compensation of all executive officers, and has delegated the responsibility of deciding upon annual compensation for Company key employees to George W. Trahan, CEO. The Nominating Committee was established to recommend and nominate qualified persons to serve as independent directors of the Company. During fiscal year 2008, Messrs. Jack Bunis and John Zaepfel comprised the Compensation Committee and the Nominating Committee. Both are "independent", as defined by the American Stock Exchange. The Compensation Committee met three (3) times during the fiscal year and the Nominating Committee met four (4) times during the fiscal year.

         The Nominating Committee has adopted a charter with guidelines to nominate additional Board members. This charter is available on the Company's website, under Investor Relations, www.hstc.com.

         EXECUTIVE COMMITTEE. The Executive Committee is empowered to act in lieu of the Board of Directors on any matter except that for which the Board of Directors has specifically reserved authority to itself and except for those matters specifically reserved to the full Board of Directors by law. Messrs. Trahan and Mooney are members of the Executive Committee. The Executive Committee met four (4) times during the fiscal year.

         STOCK OPTIONS COMMITTEE. The Stock Options Committee develops and administers incentive plans, including the Company's 2006 Stock Award Plan. Messrs. Trahan and Mooney are members of the Stock Options Committee, which met twice during the fiscal year.

COMPENSATION OF DIRECTORS

         The Company paid director fees of up to between $1,000-$3,500 for each meeting of the Board of Directors or separate committee meeting attended by each independent director, and reimbursement of costs and expenses of all directors for attending such meetings.


                             1993 STOCK OPTION PLAN

         Our 1993 nonstatutory stock option plan provided for the grant of nonstatutory stock options to employees and consultants. The purposes of the 1993 nonstatutory stock option plan were to attract and retain qualified personnel, to provide additional incentives to our employees and consultants, and to promote the success of our business. Our Board of Directors adopted the 1993 nonstatutory stock option plan in December 23, 1993. The 1993 nonstatutory stock option plan provided for the issuance of options to purchase up to 500,000 shares of our common stock. As of May 31, 2008, there were outstanding options issued under the plan to acquire 14,969 shares of our common stock. The 1993 nonstatutory stock option plan terminated by its terms on December 23, 2003.

         The 1993 nonstatutory stock option plan was administered by the Stock Option Committee, consisting of Messrs. George Trahan and Thomas Mooney, each known as Directors of the company. The Stock Option Committee determined the terms of options granted under the 1993 nonstatutory stock option plan, including the number of shares subject to the award, the exercise or purchase price, the vesting and/or exercisability of the award, and any other conditions to which the award is subject. The exercise price for any options granted under the 1993 nonstatutory stock option plan may be paid in cash, in shares of our common stock valued at fair market value on the exercise date, or in any other form of legal consideration that may be acceptable to the board of directors or administrator in their discretion. The term of options granted under the 1993 nonstatutory stock option plan may not exceed 10 years following the date of grant.


                              2006 STOCK AWARD PLAN

         Our Board of Directors has adopted our 2006 Stock Award Plan on July 31, 2006, and it was approved by Shareholders effective October 16, 2006.

         The terms of the plan provide for grants of stock options, stock appreciation rights, restricted stock, deferred stock, bonus stock, dividend equivalents, other stock related awards and performance awards that may be settled in cash, stock, or other property. The purpose of the 2006 Plan is to assist us in attracting, motivating, retaining, and rewarding high-quality executives and other employees, officers, directors, and consultants by enabling such persons to acquire or increase a proprietary interest in our company in order to strengthen the mutuality of interests between such persons and our stockholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value. The total number of shares of our common stock that may be subject to awards under the 2006 Plan is equal to 500,000 shares. As of May 31, 2008, there were outstanding options issued under the plan to acquire 35,500 shares of our common stock; there were also 9,750 outstanding grants of our common stock issued under the 2006 Plan.

         The 2006 Plan provides for the granting of awards in the form of incentive stock options, nonqualified stock options, stock appreciation rights, shares of restricted common stock, bonus stock in lieu of obligations, or other stock-based awards to employees, directors, and independent contractors who provide valuable services to our company. On September 24, 2007, the company issued stock units to Messrs. Trahan, Mooney and Bunis, pursuant to the terms of this plan, for long term directors.


                             AUDIT COMMITTEE REPORT

         The following is the Report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended May 31, 2008.

         The Audit Committee's purpose is to assist the Board of Directors in its oversight of the companies financial accounting, reporting and controls. The Board of Directors, in its business judgment, has determined that all members of the committee are "independent" as required by the listing standards as stipulated. The committee operates under a charter which was formally adopted by the Board of Directors in June 2000.

         The Audit Committee will review and discuss the audited financial statements contained herein with management and the independent auditors. The committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61. In addition, the committee received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard No. 1. The committee also discussed with the independent auditors the auditors' independence from management and the Company, including the matters covered by the written disclosures and letter provided by the independent auditors. Based on these discussions and the Audit Committee's review of the financial statements, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended May 31, 2008.

         Based on our discussions with management and the independent auditors, we have not been apprised of any misstatements or omissions in the financial statements.

         Management is responsible for the preparation and integrity of the financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company's accountants, Raimondo Pettit Group are responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee will meet with the independent accountants, with and without management present, to discuss the results and the overall quality of Hi-Shear's financial reporting.

         The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not active in the fields of accounting or auditing, including in respect of auditor independence. Members of the committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants.

         The Audit Committee members do not have vested interests in the Company either through financial, family or other material ties to management which would hamper or influence their ability to evaluate objectively the propriety of management's accounting, internal control and reporting practices.

         The Audit Committee, in its oversight function, has relied on advice and information it received from management and the independent auditors in discussions relative to the Company's financial statements and the Company's Form 10-KSB.

Jack Bunis                                                  John Zaepfel
Audit Committee                                             Audit Committee
Board of Directors                                          Board of Directors

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth all cash and non-cash compensation earned for services rendered in all capacities to the Company, to those persons who were the Chief Executive Officer of the Company during the fiscal year ended May 31, 2008 and to those executive officers of the Company serving at the end of fiscal year 2008 whose total annual salary and bonus exceeded $100,000 for fiscal year 2008 (the "Named Executive Officers"):


                                                                                       Non-         Non-
                                                                                      Equity      qualified
                                                                                     Incentive    Deferred
                                                                                       Plan        Compen-     All Other
                                                                Stock     Option      Compen-      sation       Compen-
   Name and Principal      Fiscal      Salary       Bonus      Awards     Awards      sation       Earnings      sation       Total
        Position            Year        ($)          ($)         ($)        ($)         ($)          ($)        ($)(2)        ($)
------------------------------------------------------------------------------------------------------------------------------------

George W. Trahan,           2008     532,000        (1)        44,100       -0-         -0-          -0-        152,095      728,195
  President, Chief          2007     484,000       258,840      -0-         -0-         -0-          -0-        183,225      926,065
  Executive Officer,
  Chairman

Jan L. Hauhe,               2008     125,000        (1)         -0-       12,253        -0-          -0-          -0-        137,253
  Chief Financial           2007     125,000         2,000      -0-         -0-         -0-          -0-          -0-        127,000
  Officer

         (1) The bonus pool pursuant to the Executive Bonus Plan for fiscal year 2008 is $375,215. The amount that will be awarded under the plan is discretionary and has not yet been determined. It is anticipated to be paid in the 3rd quarter of fiscal year 2009.

         (2) These amounts represent the total vacation hours earned in addition to annual salary earned during each fiscal year. As of May 31, 2008, total cumulative vacation hours earned by, but unpaid to, Mr. Trahan was $780,696.

              Insurance premiums paid by the Company, pursuant to Mr. Trahan's employment agreement, were $29,326 in fiscal year 2008 and $23,757 in fiscal year 2007.

             EXECUTIVE EMPLOYMENT AGREEMENT AND EXECUTIVE BONUS PLAN

         Effective February 28, 2007, the Company renewed a two-year employment agreement with Mr. Trahan, which provides for an initial annual base salary of $484,000. The Agreement also provides that the base salary shall be increased $532,000 as of February 28, 2008 as well as 12 weeks vacation earned each year. Mr. Trahan is eligible to participate in an incentive bonus program, which includes stock options. The Company provides Mr. Trahan with the use of an automobile. The automobile may be purchased by Mr. Trahan at the end of the lease or renewal of a new lease for $1.00. The Agreement expires on February 28, 2009.

         The Company may terminate Mr. Trahan's employment under this Agreement at any time for Cause. If the Company terminates Mr. Trahan's employment he shall not be entitled to receive any compensation following the date of such termination. Upon termination because of disability or death, Mr. Trahan or his estate shall be entitled to receive compensation for 36 months from the date of such termination (such payments to be diminished, however, by the extent to which Mr. Trahan receives compensation during such 36 month period from any disability insurance) in an amount equal to the monthly compensation paid Mr. Trahan for the month prior to such termination. If Mr. Trahan's employment with the Company is terminated for any reason other than: (i) the death or permanent disability of the Executive, (ii) for cause or (iii) Mr. Trahan's voluntary termination, Mr. Trahan shall continue to receive compensation for 48 months from the date of such termination (provided, however, that (1) payments by the Company shall be diminished by the extent to which Mr. Trahan receives compensation during such 48-month period from a third party employer, and (2) total compensation shall not in any event exceed four times the entire compensation received by Mr. Trahan during the one-year period immediately preceding the date of such termination, in monthly amounts equal to the monthly compensation paid Mr. Trahan for the month prior to such termination.

         The Company Executive Bonus Plan is a performance based plan for achieving Net Income and is a non-specified bonus based on the year end performance of the Company. A bonus pool is established for achievement of various levels of Net Income and distributed to the executives based on contributions to the performance. Since it is not certain what level can be attained, the amount of funds available will vary from year to year. Once the amount of funds have been determined based upon the performance criteria the individual awards under the plan are discretionary. For fiscal year 2008 the bonus pool was $375,215, and is anticipated to be paid out during the 3rd quarter of fiscal year 2009.

                                           OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

                                      OPTION AWARDS                                                    STOCK GRANTS
--------------------------------------------------------------------------------------- --------------------------------------------
                                                                                                                            Equity
                                                                                                               Equity      Incentive
                                                                                                              Incentive      Plan
                                                                                                                Plan        Awards:
                                                                                                    Market     Awards:      Market
                                                                                                    Value      Number      or Payout
                                                    Equity                               Number        of         of        Value of
                                                   Incentive                               of       Shares    Unearned     Unearned
                                                     Plan                                Shares       or       Shares,      Shares,
                                                    Awards:                             or Units    Units     Units or     Units or
                   Number of       Number of       Number of                               of         of        Other        Other
                  Securities      Securities       Securities                             Stock     Stock      Rights       Rights
                  Underlying      Underlying       Underlying                             That       That       That         That
                  Unexercised     Unexercised     Unexercised    Option                   Have       Have       Have         Have
                    Options         Options         Unearned    Exercise      Option       Not       Not         Not          Not
                      (#)             (#)           Options      Price      Expiration   Vested     Vested     Vested       Vested
     Name         Exercisable    Unexercisable        (#)         ($)          Date        (#)       ($)         (#)          (#)
      (a)             (b)             (b)             (d)         (e)          (f)         (g)       (h)         (i)          (j)
------------------------------------------------------------------------------------------------------------------------------------
George W.
Trahan,
President,
CEO, and
Chairman of           -0-             -0-             -0-         -0-          -0-        1,750     $11.35       -0-          -0-
the Board

Thomas R.
Mooney,
Co-chairman of
the Board             -0-             -0-             -0-         -0-          -0-        1,500     $11.35       -0-          -0-

Jan L. Hauhe,
Chief
Financial             -0-            2,000            -0-       $ 10.49      6-7-2017      -0-       -0-         -0-          -0-
Officer

Jack Bunis,
Director              -0-             -0-             -0-         -0-          -0-        1,500     $11.35       -0-          -0-

Larry Moreau,
Director              -0-             -0-             -0-         -0-          -0-         -0-       -0-         -0-          -0-

John Zaepfel,
Director              -0-             -0-             -0-         -0-          -0-         -0-       -0-         -0-          -0-


                                       12


                                                      DIRECTOR COMPENSATION
                                                                                         Non-
                                                                                      Qualified
                              Fees Earned                                              Deferred
                               or Paid in     Stock     Option       Non-Equity      Compensation      All Other
                                  Cash       Awards     Awards     Incentive Plan      Earnings         Compen-          Total
            Name                  ($)          ($)        ($)     Compensation ($)        ($)          sation ($)         ($)
----------------------------------------------------------------------------------------------------------------------------------
Thomas R. Mooney (1)              254,000      -0-        -0-           -0-               -0-             (2)           254,000
Jack Bunis (3)                     12,199      -0-        -0-           -0-               -0-             -0-            12,199
John Zaepfel (4)                    9,585      -0-        -0-           -0-               -0-             -0-             9,585

         (1) Compensation paid to Mr. Mooney is pursuant to a two-year Consulting Agreement with the Company date February 28, 2007. See "Certain Transactions."

         (2) Pursuant to the two-year Consulting Agreement Mr. Mooney is entitled to receive a discretionary bonus under the Company Executive Bonus Plan. The amount of the award for fiscal year 2008 has not yet been determined. The amount of Mr. Mooney's bonus for fiscal year 2007 was $38,826. The Company anticipates that the bonus for fiscal year 2008 will be paid to Mr. Mooney in the 3rd quarter of fiscal year 2009.

         (3) Mr. Bunis received compensation in association with directing the Company's Audit, Compensation and Nomination Committees.

         (4) Mr. Zaepfel received compensation in association with directing the Company's Audit, Compensation and Nomination Committees.

                              CERTAIN TRANSACTIONS

         Pursuant to a two-year Consulting Agreement with the Company dated February 28, 2007 (the "Consulting Agreement"), Thomas R. Mooney, the Co-chairman of the Board, performs consulting services for the Company, for which he received $254,000 during fiscal year 2008 which included a bonus of $38,826 earned in fiscal year 2007 pursuant to his consulting agreement with the Company. The Consulting Agreement provides that Mr. Mooney will work on projects assigned to him by the Company and that he will not perform work for other parties with respect to products that are competitive with the Company's products.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                       Number of securities
                                                                                      remaining available for
                                                                 Weighted-average      future issuance under
                                  Number of securities to be    exercise price of       equity compensation
                                    issued upon exercise of        outstanding           plans (excluding
                                     outstanding options,       options, warrants     securities reflected in
                                      warrants and right            and rights              column (a))
              Plan category                   (a)                      (b)                      (c)
---------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders:
1993 Stock Option Plan                       14,969                   $2.69                       -0-
2006 Stock Award Plan                        35,500                   $9.75                   447,719
   as of August 29, 2008

Equity compensation plans not
approved by security holders:

N/A*                                          N/A                      N/A                      N/A
                                  ---------------------------- --------------------- --------------------------
        Total                                50,469                  $12.44                   447,719

*Pursuant to the terms of his employment agreement, Mr. Trahan is eligible to participate in an executive bonus pool program established by the Board and administered by the Compensation Committee. Such bonuses may include the grant of stock options.


                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

         The Executive Officers serve at the discretion of the Company's Board of Directors. For biographical information regarding Messrs. Trahan and Mooney, who are nominees for Director of the Company, see "Election of Directors".


KEY EMPLOYEES

         JAN L. HAUHE, 47, joined the Company in May 2007 and serves as Chief Financial Officer. Ms. Hauhe was most recently employed by General Dynamics, which previously has acquired and consolidated into its operations both the Veridian Corporation and Trident Data Systems where Ms. Hauhe held executive positions with both firms. From 1998 through 2006, Ms. Hauhe has held the positions of CFO/Controller, Director of Business Management, and Director of Process Quality. She has earned a Masters of Business Administration (M.B.A.) in Finance from Loyola Marymount University and holds a Bachelors of Science degree in Business Administration from California State University, Fresno.

         ROBERT M. "MIKE" KEARNS, 59, joined the Company in 1999 and served as the Quality Director until his promotion to Director of Manufacturing in March 2001. Mr. Kearns is responsible for Precision Manufacturing Center and the Integrated Supply Chain areas of the Company. Prior to joining the Company, Mr. Kearns worked at Philadelphia Gear Corporation since 1979. He is APICS certified in Production Planning and Capacity Management. Hi-Shear is the second company to achieve ISO 9001 certification under his leadership and guidance. Mr. Kearns has more than 20 years of proven manufacturing and supply chain management experience.

         LINDA A. NESPOLE, 46, joined the Company in 1989 and has served as Manager, Human Resources before being named Director of Human Resources and Corporate Secretary of the Company in January 1994. Ms. Nespole is responsible for corporate administration and investor relations for the Company. She holds a Bachelor of Arts degree in Communications from the University of California, Santa Barbara, and a certificate in Human Resources Management from Loyola Marymount University.

         FREDRIC S. SILVERMAN, 51, joined the Company in 1996 and has served as Manager, Ordnance Product Engineering before being named Director of Engineering in 1997. Mr. Silverman holds a Bachelor of Chemistry and a Masters of Chemical Engineering from the University of Maryland. Mr. Silverman has held positions with the Naval Ordnance Station as a Lead Engineer for Large-Caliber Ammunition Programs, Aerojet and Olin as a Project Team Leader and Program Manager for Medium Caliber Ammunition and other Munition Products. In addition he has been awarded the R. B. Young Award for Technical Innovation in 1993. He has also authored over a dozen technical publications and has chaired JANNAF Area Symposiums.

         HUBERT "BERT" TIMMERMAN, 68, re-joined the Company in October 2000 and served as Manager, Application Engineering until his promotion to Director, Application Engineering in May 2004. Previously Mr. Timmerman served the Company for more than 22 years in a variety of technical positions such as Sr. Project Engineer, Program Manager, and Manager, Business Development. He has more than 30 years of ordnance experience. He holds a BS degree in Chemical Engineering from the University of California, Los Angeles.

         VAUGHN D. WILLIAMS, 71, re-joined the company in 2002 and served as the Manager of Marketing and Sales until his promotion to Director of Manufacturing Engineering and Assembly in November 2006. Prior to his rehire, Vaughn worked at Hi-Shear for over 18 years and held various positions including the Director of Engineering, Programs, Operations, and Marketing. Vaughn has industry background at companies such as Special Devices, Inc. and Simula Safety Systems, Inc. He holds a BS in Chemical Engineering from Ohio University.


                                  ANNUAL REPORT

         The Company undertakes, on written request, and without charge, to provide each person from whom the accompanying Proxy is solicited with a copy of the Company's Annual Report on Form 10-KSB for the year ended May 31, 2008, as filed with the Securities and Exchange Commission ("Commission"), including the financial statements and notes thereto. Copies of the exhibits not included in the Form 10-KSB are also available, on written request, at the Company's cost. In addition, these documents can be downloaded from the Company's website at: www.hstc.com. Written requests should be addressed to Hi-Shear Technology Corporation, 24225 Garnier Street, Torrance, CA 90505-5355, Attention: Corporate Secretary.

                             APPOINTMENT OF AUDITORS

         The Board of Directors appointed Raimondo Pettit Group to serve as the Company's independent accountants and to conduct the audit of the Company's financial statements for the fiscal year ended May 31, 2008. Representatives from Raimondo Pettit Group may be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

FEES PAID TO INDEPENDENT AUDITORS

         Audit Fees
         ----------
         For the fiscal year ended May 31, 2008 and May 31, 2007, the Company paid Raimondo Pettit Group $128,510 and $87,000, respectively, for services associated with audits of its annual financial statements in its Form 10-KSB's, and the reviews of its quarterly financial statements included in its Form 10-QSB's.

         Tax Fees
         --------
         During the fiscal years ended May 31, 2008 and 2007 the Company paid Raimondo Pettit Group fees for income tax services as follows:

                                     FY 2008                   FY 2007
                                     -------                   -------

         Tax Preparation            $   9,970                 $    6,000
         Tax Related Fees           $  24,345                 $   20,000


AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

         The audit committee must, and did, pre-approve all non-auditing services to be provided by the engaged Audit firm, Raimondo Pettit Group.

         The audit firm may not contemporaneously during its audit provide any of the following non-audit services to the Company:

         o Bookkeeping or other services related to the accounting records or the financial statements of the Company.
         o    Financial information systems design and/or implementation.
         o Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.
         o    Actuarial services.
         o    Internal audit outsourcing services.
         o    Management functions or human resources.
         o    Broker dealer, investment advisor, or investment banking services.
         o    Legal services and expert services unrelated to the audit, or
         o any other service that the Board determines, by regulation is not permissible.

         The following enumerated services are exclusions to the audit committee pre-approved items:

         1. Tax Services that may be required in the normal course of business, other than the items listed above.
         2. Those non-audit services whose aggregate amount constitutes not more than 5 percent of the total revenues the Company paid to the auditor during the fiscal year in which the auditor provide the non-audit service.
         3. Those services that are promptly brought to the attention of the audit committee, and prior to the completion of the audit, are approved by the audit committee or an authorized member of the audit committee.
         4. The Company did not recognize the services to be non-audit services at the time of the engagement.

         Additional considerations to these prohibitions and pre-approvals:

         o The Company must disclose to investors in its periodic reports the approval by the audit committee any non-audit services to be performed by the auditors.
         o The audit committee may delegate to one or more of its members the authority to pre-approve non-audit services. The decisions to pre-approve non-audit services must be disclosed to the full committee at each of its scheduled meetings.
         o Audit partner rotation - the lead audit partner and the reviewing audit partner must rotate out of the audit process after five previous and continuous audits are performed for the Company.
         o The audit firm may not perform an audit if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Company is to become employed by the accounting firm, or was employed by the accounting firm for less than one year from the time of initiation or performance of the Company audit.
         o The audit firm must provide timely reports to the audit committee of the Company on:
              1.   All critical accounting policies and practices to be used.
              2. All alternative treatments of financial information within GAAP that have been discussed with management, the ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the accounting firm.
              3. Other material written communications between the accounting firm and the management of the Company, such as the management letter or a schedule of unadjusted differences.

                  SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain of its officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission. Officers, directors and greater than 10 percent stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended May 31, 2008, its officers, directors and greater than 10 percent beneficial owners complied with the filing requirements.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented by management for consideration at the meeting. If any other business properly comes before the meeting, the proxy holders intend to vote the proxies as recommended by the Board.

                              SAFE HARBOR STATEMENT

         This Proxy Statement, as it relates to Company matters, contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties including, without limitation, risks related to market acceptance of and demand for the Company's products, dependence on the uncertainty of government budgetary issues and primary government contracts, and intellectual property rights.

                PROPOSALS OF STOCKHOLDERS FOR 2009 ANNUAL MEETING

         The Company, at 24225 Garnier Street, Torrance, California, 90505-5355, must receive proposals by stockholders intended to be present at the 2009 Annual Meeting of Stockholders not later than May 23, 2009. Such proposals must set forth (i) a brief description of the business desired to be brought before the meeting; (ii) the stockholder's name and address as they appear on the Company's records; (iii) the number of shares of Common Stock beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such business. If a stockholder does want to submit a proposal for the 2008 annual meeting in our proxy statement under Rule 14a-8, the stockholder may submit the proposal not less than 45 days or more than 120 days prior to the anniversary of the date on which we first mailed our proxy materials for the 2008 annual meeting, unless the date of the 2009 annual meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the 2008 annual meeting. The proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2) under the Securities Exchange Act of 1934, should be addressed to the Secretary of the Company. It is suggested that such proposals be submitted by Certified Mail, Return Receipt Requested.

                             SOLICITATION OF PROXIES

         The costs of this solicitation will be borne by the Company. Proxy solicitations will be made by mail and also may be made by personal interview, telephone, facsimile transmission and telegram on behalf of the Company by officers and regular employees of the Company. Banks, brokerage houses, nominees and other fiduciaries may be requested to forward the proxy soliciting material to the beneficial owners and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to the beneficial owners.

                                            By Order of the Board of Directors,

                                            /s/ Linda A. Nespole

                                            Linda A. Nespole
                                            Corporate Secretary

                       ANNUAL MEETING OF STOCKHOLDERS OF

                        HI-SHEAR TECHNOLOGY CORPORATION

                               October 30, 2008

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.
--------------------------------------------------------------------------------

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                  VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1. Election of Directors:
                         NOMINEES:
[ ] FOR ALL NOMINEES     [ ] Thomas R. Mooney
                         [ ] George W. Trahan
[ ] WITHHOLD AUTHORITY   [ ] Jack Bunis
    FOR ALL NOMINEES     [ ] John Zaepfel
                         [ ] Lawrence R. Moreau
[ ] FOR ALL EXCEPT
    (See instructions below)

2. In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

The shares represented by this proxy will be voted as directed. If no contrary Instruction is given, the shares will be voted FOR the election of directors.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]
             ___________________________________________________________________

--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that    [  ]
changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder _________________________  Date ____________________
Signature of Stockholder _________________________  Date ____________________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                        HI-SHEAR TECHNOLOGY CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS

                           Tuesday, October 30, 2008

         The undersigned hereby appoints THOMAS R. MOONEY and GEORGE W. TRAHAN, and each of them, with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held on Tuesday, October 30, 2008 10:00 A.M., and at any adjournment thereof, and to vote all the shares of stock the undersigned would be entitled to vote if personally present at the meeting as indicated on the reverse side of this proxy:

                (Continued and to be signed on the reverse side)